UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05723

Name of Fund: Merrill Lynch Developing Capital Markets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Developing Capital Markets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Developing Capital Markets
Fund, Inc.


Semi-Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Developing Capital Markets Fund, Inc.



Portfolio Information as of December 31, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Samsung Electronics Co., Ltd.                      6.3%
Kookmin Bank                                       4.1
Petroleo Brasileiro SA                             3.8
Companhia Vale do Rio Doce Class A                 2.5
Wintek Corp.                                       2.3
Corp GEO SA de CV Series B                         1.9
America Movil SA de CV                             1.9
ABSA Group Ltd.                                    1.9
Pro Mos Technologies Inc.                          1.9
Industrial Bank of Korea                           1.8



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

South Korea                                       21.4%
Taiwan                                            17.0
Brazil                                            16.1
Russia                                             8.0
South Africa                                       7.4
Mexico                                             5.4
India                                              5.1
Thailand                                           4.3
China                                              3.3
Indonesia                                          2.3
Turkey                                             2.2
Egypt                                              1.5
Poland                                             1.5
Israel                                             1.1
Lebanon                                            0.7
Malaysia                                           0.5
Oman                                               0.5
Panama                                             0.5
Philippines                                        0.5
Chile                                              0.4
Sri Lanka                                          0.3



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund provided highly competitive double-digit returns for the period, with significant contributions from holdings in Brazil, Taiwan, India, South Korea and Russia.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +29.37%, +28.86%, +28.92% and +29.49%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International Emerging Markets (MSCI EM) Index returned +26.62% and the Lipper Emerging Markets Funds category posted an average return of +25.40%. (Funds in this Lipper category invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's gross national product per capita or other economic measures.)

Over the course of the period, already high global oil prices were pushed to new peaks by hurricane damage in the U.S. Gulf Coast region before settling back in the latter half of the period. The easing of oil prices, combined with signs that the U.S. interest rate cycle could be nearing its peak, was met with generally favorable market reaction, with investors demonstrating increased risk tolerance. The end result was a positive environment for global emerging markets, in which they outperformed their developed counterparts.

In the emerging Europe, Middle East and Africa (EMEA) region, Russia proved to be the strongest performer of the major markets represented in the MSCI EM Index. Russia was up more than 50% for the six-month period as robust oil prices and diminished political uncertainty continued to push the market higher. In Latin America, Brazil was up nearly 40% on the strength of the domestic economy, and supportive commodity exports continued to boost that market. South Korea was the strongest-performing major market in Asia, driven by domestic liquidity and continued positive economic data.

We significantly increased our exposures in Brazil, Taiwan and India over the six-month period on the basis of individual stock selection decisions. In Brazil, mid cap domestically focused stocks performed well, particularly in the consumer and real estate sectors. As part of this trend, the Fund's holdings in Lojas Renner SA (clothing retail), Lojas Americanas SA (non-food retail) and Cyrela Brazil Realty SA (real estate) made positive contributions to performance. We continue to believe the Brazilian market is trading at very compelling valuations over the medium term, and we have confidence in the strength of the country's economy. Brazil continues to be the largest overweight in the portfolio relative to the MSCI EM Index.

Taiwanese information technology (IT) companies continued to perform well for the Fund, including a stock price increase of nearly 40% by LCD manufacturer Wintek Corp. early in the period. Over the next several months, the sector was hit by a heavy sell-off, but fundamentals remained sound despite investor concerns. By period-end, Taiwanese IT stocks had become very attractively valued, and share prices rose on the back of benign U.S. macro data and evidence of a seasonal pick-up in sales. Elsewhere in Asia, our Indian infrastructure positions all performed well as the country's beneficial business environment was very supportive of those sectors geared toward the domestic economy. Specifically, our holdings in Bharat Heavy Electricals Ltd. (power generation) and Bharti Tele-Ventures Ltd. (telecommunications) each rose more than 40% during the period, and Jaiprakash Associates (construction) doubled.


What changes were made to the portfolio during the period?

We reduced our overall exposure to the emerging EMEA region over the six-month period, primarily by taking profits in South Africa and Israel, as well as making a complete exit from the Czech Republic. Stocks in these markets had performed well for the portfolio, but their valuations were no longer sufficiently attractive. These sales were partially offset by a sizable increase in our allocation to Russia, where the strength of the oil industry combined with reduced political risk to significantly enhance the attractiveness of the market.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



In Asia, we significantly increased our exposure to South Korea, where local investors continued to drive the market higher. We also added to our Brazilian holdings as we continue to be impressed by that country's beneficial macro environment and the relative cheapness of its market as a whole.


How would you characterize the Fund's position at the close of the period?

We maintained an overweight position in Brazil based on our continued belief that the market offers a combination of very compelling valuations over the medium-term and economic strength.

In China, excess capacity in manufacturing continues to be a significant issue hampering corporate profit margins, and we cannot foresee any reason to expect significant improvement in profitability for most manufacturers in China. Some consumption-related Chinese stocks have become more interesting, but weak corporate profits will likely continue to reinforce our commitment to an underweight position.

South Korea continues to demonstrate strong domestic capital flows into the stock market and an improving economic situation, prompting us to maintain an overweight position. We also have built an overweight position in Taiwan, since extremely bearish investor sentiment on that market has driven down valuations in the IT sector to increasingly attractive levels. Finally, the robust nature of Russia's overall economy, and the strength of its energy sector in particular, has led us to maintain an overweight exposure there.

The Fund's current allocations are the result of our continued focus on companies that are likely to benefit from strong domestic economies, rather than global cyclical stocks.


Nicholas Moakes
Vice President and Portfolio Manager


January 17, 2006



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                      6-Month            12-Month           10-Year
As of December 31, 2005                                             Total Return       Total Return       Total Return
Merrill Lynch Developing Capital Markets Fund Class A Shares*          +29.37%            +34.79%            +87.01%
Merrill Lynch Developing Capital Markets Fund Class B Shares*          +28.86             +33.69             +75.33
Merrill Lynch Developing Capital Markets Fund Class C Shares*          +28.92             +33.78             +72.61
Merrill Lynch Developing Capital Markets Fund Class I Shares*          +29.49             +35.13             +91.72
Morgan Stanley Capital International Emerging Markets Index**          +26.62             +34.54             +96.42

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend date.

** This unmanaged Index measures the total returns of emerging foreign stock markets in Europe,
   Asia and the Far East.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Performance Data (concluded)


Average Annual Total Return


                                      Return Without    Return With
                                       Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 12/31/05                   +34.79%          +27.71%
Five Years Ended 12/31/05                 +17.57           +16.31
Ten Years Ended 12/31/05                  + 6.46           + 5.89

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                          Return           Return
                                       Without CDSC     With CDSC**
Class B Shares*

One Year Ended 12/31/05                   +33.69%          +29.69%
Five Years Ended 12/31/05                 +16.62           +16.40
Ten Years Ended 12/31/05                  + 5.78           + 5.78

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                          Return           Return
                                       Without CDSC     With CDSC**
Class C Shares*

One Year Ended 12/31/05                   +33.78%          +32.78%
Five Years Ended 12/31/05                 +16.63           +16.63
Ten Years Ended 12/31/05                  + 5.61           + 5.61

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                             Return

One Year Ended 12/31/05                                    +35.13%
Five Years Ended 12/31/05                                  +17.87
Ten Years Ended 12/31/05                                   + 6.73



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2005 to
                                                        July 1,         December 31,       December 31,
                                                          2005              2005               2005
Actual

Class A                                                  $1,000          $1,293.70            $10.24
Class B                                                  $1,000          $1,288.60            $14.71
Class C                                                  $1,000          $1,289.20            $14.71
Class I                                                  $1,000          $1,294.90            $ 8.80

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,016.14            $ 9.00
Class B                                                  $1,000          $1,012.21            $12.93
Class C                                                  $1,000          $1,012.22            $12.93
Class I                                                  $1,000          $1,017.40            $ 7.74

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.78% for Class A, 2.56% for Class B, 2.56% for Class C and 1.53% for Class I ), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Consolidated Schedule of Investments                          (in U.S. dollars)


                                                       Shares
           Industry          Common Stocks               Held             Value

Africa

South Africa--7.4%

           Commercial Banks--1.9%

           ABSA Group Ltd.                            285,934     $   4,553,305

           Food & Staples Retailing--1.0%

           Mvelaphanda Group Ltd.                   1,872,342         2,391,166

           Metals & Mining--1.0%

           AngloGold Ashanti Ltd.                      49,750         2,462,988

           Oil, Gas & Consumable
           Fuels--0.4%

           Sasol Ltd.                                  28,750         1,026,705

           Paper & Forest Products--0.5%

           Sappi Ltd.                                  96,659         1,105,044

           Specialty Retail--1.0%

           Lewis Group Ltd.                           342,510         2,534,871

           Wireless Telecommunication
           Services--1.6%

           MTN Group Ltd.                             386,550         3,787,794

           Total Common Stocks in Africa--7.4%                       17,861,873


Europe

Poland--1.5%

           Oil, Gas & Consumable
           Fuels--1.5%

           Polski Koncern Naftowy Orlen SA            190,970         3,675,882

           Total Common Stocks in Poland                              3,675,882


Russia--7.9%

           Diversified Telecommunication
           Services--0.9%

           AFK Sistema (a)(b)                          97,800         2,298,300

           Metals & Mining--1.7%

           MMC Norilsk Nickel (b)                      44,170         4,156,397

           Oil, Gas & Consumable
           Fuels--4.4%

           LUKOIL (b)                                  72,418         4,308,871
           OAO Gazprom (b)                             34,390         2,465,763
           Surgutneftegaz (b)                          52,585         3,904,763
                                                                  -------------
                                                                     10,679,397

           Wireless Telecommunication
           Services--0.9%

           Mobile Telesystems (b)                      58,200         2,037,000

           Total Common Stocks in Russia                             19,171,094


Turkey--2.2%

           Commercial Banks--1.4%

           Denizbank AS                               297,501         1,926,107
           Turkiye Is Bankasi-C                       166,170         1,438,542
                                                                  -------------
                                                                      3,364,649

           Industrial Conglomerates--0.8%

           Enka Insaat Ve Sanayi AS                   149,942         1,863,874

           Total Common Stocks in Turkey                              5,228,523

           Total Common Stocks in Europe--11.6%                      28,075,499



                                                       Shares
           Industry          Common Stocks               Held             Value

Latin America

Brazil--16.1%

           Airlines--1.2%

           Gol--Linhas Aereas Inteligentes SA (b)      99,700     $   2,812,537

           Commercial Banks--2.4%

           Banco Bradesco SA (b)                      103,888         3,028,335
           Uniao de Bancos Brasileiros SA (b)          41,460         2,635,612
                                                                  -------------
                                                                      5,663,947

           Diversified Telecommunication
           Services--0.8%

           Tele Norte Leste Participacoes SA           87,630         1,999,863

           Electric Utilities--0.7%

           Cia Energetica de Minas Gerais (b)          49,737         1,833,306

           Household Durables--0.7%

           Cyrela Brazil Realty SA                    118,627         1,625,375

           Independent Power Producers
           & Energy Traders--0.6%

           Tractebel Energia SA                       234,720         1,512,540

           Metals & Mining--3.1%

           Companhia Vale do Rio Doce
               Class A (b)                            168,056         6,092,030
           Usinas Siderurgicas de Minas
               Gerais SA Preferred Class A             54,000         1,285,549
                                                                  -------------
                                                                      7,377,579

           Multiline Retail--1.4%

           Lojas Americanas SA                     60,990,000         1,866,913
           Lojas Renner SA                             47,276         1,517,974
                                                                  -------------
                                                                      3,384,887

           Oil, Gas & Consumable
           Fuels--3.8%

           Petroleo Brasileiro SA (b)                 142,105         9,147,299

           Transportation
           Infrastructure--1.4%

           All America Latina Logistica SA             36,404         1,554,827
           Cia de Concessoes Rodoviarias               55,150         1,747,420
                                                                  -------------
                                                                      3,302,247

           Total Common Stocks in Brazil                             38,659,580


Chile--0.4%

           Water Utilities--0.4%

           Inversiones Aguas
               Metropolitanas SA (a)(b)                59,339           996,610

           Total Common Stocks in Chile                                 996,610


Mexico--5.3%

           Construction & Engineering--0.4%

           Empresas ICA Sociedad
               Controladora SA de CV (a)              409,050           999,779

           Food & Staples Retailing--0.6%

           Wal-Mart de Mexico SA de CV                237,914         1,319,551

           Household Durables--1.9%

           Corp GEO SA de CV Series B (a)           1,321,016         4,656,865



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Consolidated Schedule of Investments (continued)              (in U.S. dollars)


                                                       Shares
           Industry          Common Stocks               Held             Value

Latin America (concluded)

Mexico (concluded)

           Metals & Mining--0.5%

           Grupo Mexico SA de CV                      551,000     $   1,284,569

           Wireless Telecommunication
           Services--1.9%

           America Movil SA de CV (b)                 158,703         4,643,650

           Total Common Stocks in Mexico                             12,904,414


Panama--0.5%

           Airlines--0.5%

           Copa Holdings SA Class A (a)                43,260         1,180,998

           Total Common Stocks in Panama                              1,180,998

           Total Common Stocks in
           Latin America--22.3%                                      53,741,602


Middle East

Egypt--1.5%

           Wireless Telecommunication
           Services--1.5%

           Vodafone Egypt
               Telecommunications Co. SAE             211,780         3,727,623

           Total Common Stocks in Egypt                               3,727,623


Israel--1.1%

           Commercial Banks--0.6%

           Bank Hapoalim Ltd.                         287,440         1,334,883

           Software--0.5%

           Check Point Software Technologies (a)       65,936         1,325,314

           Total Common Stocks in Israel                              2,660,197


Lebanon--0.7%

           Wireless Telecommunication
           Services--0.7%

           Investcom LLC (a)(b)                       117,440         1,650,032

           Total Common Stocks in Lebanon                             1,650,032


Oman--0.5%

           Commercial Banks--0.5%

           Bank Muscat SAOG (a)(b)                     49,280         1,195,040

           Total Common Stocks in Oman                                1,195,040

           Total Common Stocks in the
           Middle East--3.8%                                          9,232,892


Pacific Basin/Asia

China--3.3%

           Chemicals--0.3%

           Bio-Treat Technology Ltd.                1,245,100           838,653

           Diversified Telecommunication
           Services--0.9%

           China Netcom Group Corp.
               Hong Kong Ltd.                       1,370,000         2,217,500



                                                       Shares
           Industry          Common Stocks               Held             Value

Pacific Basin/Asia (continued)

China (concluded)

           Food Products--0.7%

           People's Food Holdings Ltd.              2,557,500     $   1,645,733

           Oil, Gas & Consumable
           Fuels--1.4%

           CNOOC Ltd.                               4,902,500         3,319,528

           Total Common Stocks in China                               8,021,414


India--0.4%

           Chemicals--0.0%

           Reliance Industries Ltd. (Compulsory
               Demat Shares)                              110             2,174

           Commercial Banks--0.0%

           State Bank of India Ltd.                       200             4,032

           Construction & Engineering--0.4%

           Nagarjuna Construction Co. (a)(b)          156,464           876,198

           Total Common Stocks in India                                 882,404


Indonesia--2.3%

           Automobiles--0.5%

           Astra International Tbk PT               1,249,500         1,295,213

           Diversified Telecommunication
           Services--1.0%

           Indosat Tbk PT                           4,345,000         2,450,686

           Gas Utilities--0.8%

           Perusahaan Gas Negara PT                 2,538,500         1,780,046

           Total Common Stocks in Indonesia                           5,525,945


Malaysia--0.5%

           Commercial Banks--0.5%

           Commerce Asset Holdings BHD                815,810         1,230,352

           Total Common Stocks in Malaysia                            1,230,352


Philippines--0.5%

           Real Estate--0.5%

           SM Prime Holdings                        7,774,000         1,158,001

           Total Common Stocks in the Philippines                     1,158,001


South Korea--19.9%

           Building Products--0.7%

           KCC Corp.                                    8,539         1,773,943

           Commercial Banks--6.0%

           Industrial Bank of Korea                   256,100         4,446,313
           Kookmin Bank                               130,751         9,895,090
                                                                  -------------
                                                                     14,341,403

           Construction & Engineering--2.2%

           GS Engineering & Construction Corp.         69,900         3,664,935
           Joongang Construction Co. Ltd.              27,080           712,596
           Korea Development Corp.                     21,090           801,163
                                                                  -------------
                                                                      5,178,694

           Diversified Financial
           Services--0.9%

           GS Holdings Corp.                           96,484         2,247,809



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Consolidated Schedule of Investments (continued)              (in U.S. dollars)


                                                       Shares
           Industry          Common Stocks               Held             Value

Pacific Basin/Asia (continued)

South Korea (concluded)

           Diversified Telecommunication
           Services--0.4%

           KT Corp.                                    25,500     $   1,030,494

           Oil, Gas & Consumable
           Fuels--0.9%

           SK Corp.                                    41,300         2,128,634

           Semiconductors & Semiconductor
           Equipment--6.3%

           Samsung Electronics Co., Ltd.               23,143        15,087,537

           Trading Companies
           & Distributors--1.7%

           Samsung Corp.                              195,930         4,186,663

           Wireless Telecommunication
           Services--0.8%

           SK Telecom Co., Ltd.                        10,390         1,860,405

           Total Common Stocks in
           South Korea                                               47,835,582


Sri Lanka--0.3%

           Wireless Telecommunication
           Services--0.3%

           Dialog Telekom Ltd. (a)                  4,610,100           744,985

           Total Common Stocks in
           Sri Lanka                                                    744,985


Taiwan--17.0%

           Communications Equipment--1.1%

           D-Link Corp.                             2,253,900         2,580,356

           Computers & Peripherals--3.8%

           Asustek Computer, Inc.                     818,000         2,515,544
           LITE-ON IT Corp.                         2,081,250         2,724,896
           Lite-On Technology Corp.                 1,813,000         2,470,290
           Quanta Computer, Inc.                    1,091,540         1,532,138
                                                                  -------------
                                                                      9,242,868

           Electronic Equipment
           & Instruments--6.4%

           Chi Mei Optoelectronics Corp.            2,025,000         2,996,529
           Delta Electronics, Inc.                  1,724,574         3,533,899
           Optimax Technology Corp.                 1,856,733         3,171,535
           Wintek Corp.                             3,441,826         5,575,165
                                                                  -------------
                                                                     15,277,128

           Health Care Equipment
           & Supplies--0.3%

           Pihsiang Machinery
               Manufacturing Co., Ltd.                505,760           774,586

           Semiconductors & Semiconductor
           Equipment--4.7%

           Advanced Semiconductor
               Engineering Inc.                     4,362,972         3,998,583
           MediaTek, Inc.                             240,000         2,828,000
           Pro Mos Technologies Inc.               11,771,676         4,516,126
                                                                  -------------
                                                                     11,342,709

           Wireless Telecommunication
           Services--0.7%

           Taiwan Cellular Corp.                    1,855,500         1,621,437

           Total Common Stocks in Taiwan                             40,839,084



                                                       Shares
           Industry          Common Stocks               Held             Value

Pacific Basin/Asia (concluded)

Thailand--4.3%

           Commercial Banks--2.3%

           Bangkok Bank PCL Foreign Shares            906,790     $   2,543,435
           Bank of Ayudhya Pcl                      7,513,900         2,950,580
                                                                  -------------
                                                                      5,494,015

           Diversified Telecommunication
           Services--1.1%

           True Corp. PCL (a)                      11,529,600         2,812,098

           Wireless Telecommunication
           Services--0.9%

           Advanced Info Service PCL
               Foreign Shares                         835,000         2,158,780

           Total Common Stocks in Thailand                           10,464,893

           Total Common Stocks in the
           Pacific Basin/Asia--48.5%                                116,702,660

           Total Common Stocks
           (Cost--$173,322,332)--93.6%                              225,614,526



                             Preferred Stocks

Pacific Basin/Asia

South Korea--1.5%

           Household Durables--1.5%

           LG Electronics, Inc., 2.61%                 60,880         3,583,479

           Total Preferred Stocks
           (Cost--$2,955,643)--1.5%                                   3,583,479



                             Structured Notes

Pacific Basin/Asia

India--4.7%

           Capital Markets--2.0%

           Deutsche Bank AG (Tata Motors Ltd.),
               due 6/18/2007                          117,610         1,696,148
           Deutsche Bank AG (Voltas Ltd.),
               due 11/26/2007                         106,109         1,415,929
           UBS AG Zero-Coupon Equity-Linked
               Note (Jaiprakash Associates Ltd.),
               due 2/28/2006                          184,280         1,590,336
                                                                  -------------
                                                                      4,702,413

           Diversified Financial Services--2.7%

           Citigroup Global Markets Holdings, Inc.
               (Infosys Technologies Ltd.),
               due 1/19/2009                           47,460         3,139,954
           Citigroup Global Markets Holdings, Inc.
               (Tata Consultancy Services Ltd.),
               due 1/20/2009                           68,994         2,591,415
           Morgan Stanley (Bharti Tele-Ventures
               Ltd.), due 8/10/2007                   109,570           839,109
                                                                  -------------
                                                                      6,570,478

           Total Structured Notes
           (Cost--$8,680,123)--4.7%                                  11,272,891

Total Investments
(Cost--$184,958,098*)--99.8%                                        240,470,896
Other Assets Less Liabilities--0.2%                                     412,601
                                                                  -------------
Net Assets--100.0%                                                $ 240,883,497
                                                                  =============



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Consolidated Schedule of Investments (concluded)              (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                         $     185,491,049
                                           =================
    Gross unrealized appreciation          $      58,447,323
    Gross unrealized depreciation                (3,467,476)
                                           -----------------
    Net unrealized appreciation            $      54,979,847
                                           =================


(a) Non-income producing security.

(b) Depositary receipts.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts as of December 31, 2005 were as follows:


    Foreign Currency                           Settlement         Unrealized
    Purchased                                     Date           Appreciation

    SGD   50,061                              January 2006       $         62
                                                                 ------------
    Total Unrealized Appreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$30,049)            $         62
                                                                 ============


  o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                  $ (3,912,962)        $  23,794


  o Currency Abbreviations

    SGD   Singapore Dollar
    USD   U.S. Dollar

    See Notes to Consolidated Financial Statements.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005


Consolidated Statement of Assets and Liabilities

As of December 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$184,958,098)                       $   240,470,896
           Foreign cash (cost--$809,000)                                                                                  810,383
           Unrealized appreciation on forward foreign exchange contracts                                                       62
           Receivables:
               Securities sold                                                                 $     1,465,114
               Dividends                                                                               597,805
               Capital shares sold                                                                     272,615
               Interest from affiliates                                                                  2,282          2,337,816
                                                                                               ---------------
           Prepaid expenses                                                                                                40,093
                                                                                                                  ---------------
           Total assets                                                                                               243,659,250
                                                                                                                  ---------------

Liabilities

           Deferred foreign capital gain tax                                                                                  372
           Payables:
               Custodian                                                                             1,621,656
               Securities purchased                                                                    404,856
               Capital shares redeemed                                                                 266,531
               Investment adviser                                                                      179,649
               Other affiliates                                                                        110,106
               Distributor                                                                              59,465          2,642,263
                                                                                               ---------------
           Accrued expenses                                                                                               133,118
                                                                                                                  ---------------
           Total liabilities                                                                                            2,775,753
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   240,883,497
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $       526,028
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  109,904
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  105,051
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  339,863
           Paid-in capital in excess of par                                                                           207,128,579
           Undistributed investment income--net                                                $       324,862
           Accumulated realized capital losses--net                                               (23,164,725)
           Unrealized appreciation--net                                                             55,513,935
                                                                                               ---------------
           Total accumulated earnings--net                                                                             32,674,072
                                                                                                                  ---------------
           Net Assets                                                                                             $   240,883,497
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $118,090,887 and 5,260,283 shares outstanding                          $         22.45
                                                                                                                  ===============
           Class B--Based on net assets of $23,118,028 and 1,099,040 shares outstanding                           $         21.03
                                                                                                                  ===============
           Class C--Based on net assets of $22,003,455 and 1,050,509 shares outstanding                           $         20.95
                                                                                                                  ===============
           Class I--Based on net assets of $77,671,127 and 3,398,625 shares outstanding                           $         22.85
                                                                                                                  ===============

           See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005


Consolidated Statement of Operations

For the Six Months Ended December 31, 2005
Investment Income

           Dividends (net of $451,216 foreign withholding tax)                                                    $     2,566,035
           Interest from affiliates                                                                                        23,794
                                                                                                                  ---------------
           Total income                                                                                                 2,589,829
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     1,074,287
           Custodian fees                                                                              152,088
           Account maintenance fees--Class A                                                           128,322
           Account maintenance and distribution fees--Class B                                          118,286
           Transfer agent fees--Class I                                                                100,921
           Account maintenance and distribution fees--Class C                                           93,159
           Transfer agent fees--Class A                                                                 68,756
           Accounting services                                                                          61,787
           Professional fees                                                                            33,459
           Printing and shareholder reports                                                             29,941
           Registration fees                                                                            29,879
           Transfer agent fees--Class B                                                                 27,166
           Transfer agent fees--Class C                                                                 21,369
           Directors' fees and expenses                                                                 21,366
           Pricing fees                                                                                  3,299
           Other                                                                                        26,704
                                                                                               ---------------
           Total expenses                                                                                               1,990,789
                                                                                                                  ---------------
           Investment income--net                                                                                         599,040
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                     24,697,943
               Foreign currency transactions--net                                                    (491,106)         24,206,837
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (including $12,268 of deferred foreign capital gain tax)            30,951,248
               Foreign currency transactions--net                                                       17,337         30,968,585
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                     55,175,422
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    55,774,462
                                                                                                                  ===============

           See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005


Consolidated Statements of Changes in Net Assets
                                                                                                  For the Six          For the
                                                                                                  Months Ended        Year Ended
                                                                                                  December 31,         June 30,
Increase (Decrease) in Net Assets:                                                                    2005               2005
Operations

           Investment income--net                                                              $       599,040    $     1,609,485
           Realized gain--net                                                                       24,206,837         29,087,784
           Change in unrealized appreciation/depreciation--net                                      30,968,585         22,512,047
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     55,774,462         53,209,316
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                               (327,908)                 --
               Class I                                                                               (368,168)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                       (696,076)                 --
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                      (8,793,701)       (46,837,155)
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                                 427              7,146
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             46,285,112          6,379,307
           Beginning of period                                                                     194,598,385        188,219,078
                                                                                               ---------------    ---------------
           End of period*                                                                      $   240,883,497    $   194,598,385
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $       324,862    $       421,898
                                                                                               ===============    ===============

                 See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005


Consolidated Financial Highlights
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    17.41   $    13.16    $    10.27   $    10.19   $    10.35
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income (loss)--net***                              .06          .15           .02          .01        (.06)
           Realized and unrealized gain (loss)--net                  5.04+++      4.10+++          2.92          .07        (.10)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             5.10         4.25          2.94          .08        (.16)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends from investment income--net                  (.06)           --         (.05)           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    22.45   $    17.41    $    13.16   $    10.27   $    10.19
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       29.37%++       32.29%        28.71%         .79%      (1.55%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                    1.78%*        1.85%         2.12%        2.40%        2.44%
                                                                  ==========   ==========    ==========   ==========   ==========
           Expenses, net of waiver                                    1.78%*        1.85%         2.25%        2.40%        2.44%
                                                                  ==========   ==========    ==========   ==========   ==========
           Expenses                                                   1.78%*        1.88%         2.25%        2.40%        2.44%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income (loss)--net                               .62%*         .94%          .17%         .07%       (.61%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  118,091   $   91,292    $   79,383   $   12,353   $   11,460
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         60.78%      110.07%       182.51%       77.68%      114.72%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005


Consolidated Financial Highlights (continued)
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    16.32   $    12.44    $     9.74   $     9.75   $     9.98
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income (loss)--net***                            (.01)          .02         (.08)        (.09)        (.14)
           Realized and unrealized gain (loss)--net                  4.72+++      3.86+++          2.78          .08        (.09)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.71         3.88          2.70        (.01)        (.23)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    21.03   $    16.32    $    12.44   $     9.74   $     9.75
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       28.86%++       31.19%        27.72%       (.10%)      (2.30%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                    2.56%*        2.65%         2.93%        3.25%        3.25%
                                                                  ==========   ==========    ==========   ==========   ==========
           Expenses, net of waiver                                    2.56%*        2.65%         3.06%        3.25%        3.25%
                                                                  ==========   ==========    ==========   ==========   ==========
           Expenses                                                   2.56%*        2.68%         3.06%        3.25%        3.25%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income (loss)--net                             (.08%)*         .11%        (.66%)       (.98%)      (1.45%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   23,118   $   24,333    $   30,102   $   15,106   $   25,714
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         60.78%      110.07%       182.51%       77.68%      114.72%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005


Consolidated Financial Highlights (continued)
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    16.25   $    12.38    $     9.70   $     9.71   $     9.94
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income (loss)--net***                            (.02)          .02         (.07)        (.07)        (.14)
           Realized and unrealized gain (loss)--net                  4.72+++      3.85+++          2.75          .06        (.09)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.70         3.87          2.68        (.01)        (.23)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    20.95   $    16.25    $    12.38   $     9.70   $     9.71
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       28.92%++       31.26%        27.63%       (.10%)      (2.31%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                    2.56%*        2.65%         2.93%        3.24%        3.26%
                                                                  ==========   ==========    ==========   ==========   ==========
           Expenses, net of waiver                                    2.56%*        2.65%         3.07%        3.24%        3.26%
                                                                  ==========   ==========    ==========   ==========   ==========
           Expenses                                                   2.56%*        2.68%         3.07%        3.24%        3.26%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income (loss)--net                             (.20%)*         .16%        (.62%)       (.84%)      (1.46%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   22,003   $   15,956    $   14,903   $    4,946   $    5,938
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         60.78%      110.07%       182.51%       77.68%      114.72%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005


Consolidated Financial Highlights (concluded)
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         December 31,            For the Year Ended June 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    17.74   $    13.37    $    10.42   $    10.33   $    10.46
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income (loss)--net***                              .09          .18           .06          .02        (.04)
           Realized and unrealized gain (loss)--net                  5.12+++      4.19+++          2.96          .07        (.09)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             5.21         4.37          3.02          .09        (.13)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends from investment income--net                  (.10)           --         (.07)           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    22.85   $    17.74    $    13.37   $    10.42   $    10.33
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       29.49%++       32.69%        29.11%         .87%      (1.24%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                    1.53%*        1.60%         1.88%        2.15%        2.18%
                                                                  ==========   ==========    ==========   ==========   ==========
           Expenses, net of waiver                                    1.53%*        1.60%         2.02%        2.15%        2.18%
                                                                  ==========   ==========    ==========   ==========   ==========
           Expenses                                                   1.53%*        1.63%         2.02%        2.15%        2.18%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income (loss)--net                               .88%*        1.18%          .43%         .24%       (.37%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   77,671   $   63,018    $   63,831   $   28,786   $   34,894
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         60.78%      110.07%       182.51%       77.68%      114.72%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
               Class I Shares are no longer subject to any front-end sales charge.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Notes to Consolidated Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans and investment programs. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Notes to Consolidated Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Notes to Consolidated Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Custodian--The Fund recorded an amount payable to the custodian reflecting an overnight overdraft, which resulted from management estimates of available cash.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There was no increase in aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                            Account
                                        Maintenance        Distribution
                                                Fee                 Fee

Class A                                        .25%                  --
Class B                                        .25%                .75%
Class C                                        .25%                .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Notes to Consolidated Financial Statements (continued)


For the six months ended December 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                      $ 1,046           $ 12,727
Class I                                      $   188           $  2,453


For the six months ended December 31, 2005, MLPF&S received contingent deferred sales charges of $3,939 and $907 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $7,473 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2005.

For the six months ended December 31, 2005, the Fund reimbursed MLIM $2,064 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2005 were $128,896,122 and $132,112,106, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $8,793,701 and $46,837,155 for the six months ended December 31, 2005 and the year ended June 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  223,016    $     4,402,886
Automatic conversion of shares               261,738          5,087,203
Shares issued in reinvestment of
   dividends                                  13,527            258,631
                                     ---------------    ---------------
Total issued                                 498,281          9,748,720
Shares redeemed                            (482,343)        (9,466,145)
                                     ---------------    ---------------
Net increase                                  15,938    $       282,575
                                     ==============-    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  319,512    $     5,123,312
Automatic conversion of shares               428,810          6,675,398
                                     ---------------    ---------------
Total issued                                 748,322         11,798,710
Shares redeemed                          (1,535,542)       (23,700,686)
                                     ---------------    ---------------
Net decrease                               (787,220)    $  (11,901,976)
                                     ==============-    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                   81,893    $     1,497,475
                                     ---------------    ---------------
Automatic conversion of shares             (279,077)        (5,087,203)
Shares redeemed                            (194,654)        (3,521,671)
                                     ---------------    ---------------
Total redeemed                             (473,731)        (8,608,874)
                                     ---------------    ---------------
Net decrease                               (391,838)    $   (7,111,399)
                                     ==============-    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  141,966    $     2,114,601
                                     ---------------    ---------------
Automatic conversion of shares             (455,567)        (6,675,398)
Shares redeemed                            (615,817)        (8,836,600)
                                     ---------------    ---------------
Total redeemed                           (1,071,384)       (15,511,998)
                                     ---------------    ---------------
Net decrease                               (929,418)    $  (13,397,397)
                                     ==============-    ===============



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Notes to Consolidated Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  155,557    $     2,874,069
Shares redeemed                             (86,823)        (1,598,948)
                                     ---------------    ---------------
Net increase                                  68,734    $     1,275,121
                                     ==============-    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  168,366    $     2,643,312
Shares redeemed                            (389,951)        (5,585,830)
                                     ---------------    ---------------
Net decrease                               (221,585)    $   (2,942,518)
                                     ==============-    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  157,936    $     3,133,055
Shares issued to shareholders in
   reinvestment of dividends                  14,968            291,127
                                     ---------------    ---------------
Total issued                                 172,904          3,424,182
Shares redeemed                            (327,525)        (6,664,180)
                                     ---------------    ---------------
Net decrease                               (154,621)    $   (3,239,998)
                                     ==============-    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  295,437    $     4,761,988
Shares redeemed                          (1,514,878)       (23,357,252)
                                     ---------------    ---------------
Net decrease                             (1,219,441)    $  (18,595,264)
                                     ==============-    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On June 30, 2005, the Fund had a net capital loss carryforward of $43,911,834, of which $10,794,214 expires in 2007, $18,644,500 expires in 2008, $10,854,840 expires in 2010 and $3,618,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as institutional funds, under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in November 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the third quintile for the one-year period and in the fifth quintile for the three- and five-year periods. The Board also noted that management had added more portfolio management resources since the previous year. The Board considered that the Investment Adviser had agreed to continue its agreement to waive a portion of the Fund's management fee if the Fund's performance significantly lagged its peers for a specified period. Taking into account management's agreement to continue this waiver arrangement, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio and other research, advisory and management personnel. The Board noted the additional resources made available by the Investment Adviser. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Moakes, who has been the portfolio manager since 2004, has over thirteen years of experience in analyzing and investing in equity securities. Messrs. Landers, Bourrier and Monovski assist Mr. Moakes in managing the Fund, and each of them has over seven years of experience in analyzing and investing in equity securities. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and has added staff focused on risk management. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, such as institutional funds. The Board noted that the fees charged to the institutional funds were less than those being charged to the Fund. The Board also noted that MLIM provides a number of services to mutual funds that are not provided to institutional funds, including detailed annual and semi-annual shareholder reports; quarterly portfolio holdings' comprehensive compliance regulations and procedures; periodic SEC filings; oversight and coordination with other service providers such as transfer agents; organizing and preparing Board materials for quarterly and interim meetings as required; and administering other operations such as tax-reporting. The Fund's contractual management fee rate and actual management fee rates, as well as the Fund's actual total expenses, were below the median management fees and total expenses charged by comparable funds as determined by Lipper. The Board has concluded that the Fund's management fee rate and overall expense ratio (including the fee waiver agreement) are acceptable when compared to those of other comparable funds.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Nicholas D. Moakes, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.           DECEMBER 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Developing Capital Markets Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: February 21, 2006


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: February 21, 2006